UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 18, 2022

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting of Stockholders of Sunnova Energy International Inc. (the "Company") held on May 18, 2022 (the "Annual Meeting"), the stockholders voted on the following matters:

•Election of three Class III director nominees;
•Approval, in a non-binding advisory vote, of the compensation of our named executive officers;
•Approval of the Sunnova Energy International Inc. Employee Stock Purchase Plan; and
•Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public firm for fiscal year 2022.

No other matters were presented for a vote at the annual meeting. As of the record date, March 21, 2022, there were 113,831,580 shares of common stock outstanding and entitled to vote at the meeting. The holders of a total of 102,501,378 shares of common stock were present in person or by proxy at the annual meeting. A quorum being present, the voting results for the matters above are as follows:

1.Election of Directors.

Name	For	Withheld	Broker Non-Votes
Anne Slaughter Andrew	75,837,787.42	21,902,377.00	4,761,213.57
Akbar Mohamed	79,173,914.42	18,566,250.00	4,761,213.57
Mary Yang	95,504,592.42	2,235,572.00	4,761,213.57

Each of the nominees was elected for a three-year term.

2. Approval, in a non-binding advisory vote, of the compensation of our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
88,100,445.18	9,576,864.06	62,855.17	4,761,213.57

The compensation of our named executive officers was approved.

3. Approval of the Sunnova Energy International Inc. Employee Stock Purchase Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
96,191,357.36	1,537,503.00	11,304.06	4,761,213.57

The Sunnova Energy International Inc. Employee Stock Purchase Plan was approved.

4. Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2022.

FOR	AGAINST	ABSTAIN
102,423,786.00	49,957.00	27,635.00

The appointment of PricewaterhouseCoopers LLP was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: May 18, 2022	By:	/s/ Walter A. Baker
Walter A. Baker
Executive Vice President, General Counsel and Secretary